UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     May 10, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                      1-9496                  56-1574675
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)
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         301 S. College Street, Suite 3850
             Charlotte, North Carolina                           28202
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      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                Total number of pages: 12

Item 2.02 Results of Operations and Financial Condition

         On May 10, 2005, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter ended March 31, 2005. A copy of this press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated May 10, 2005, "BNP Residential Properties, Inc. Announces Operating Results for the First Quarter of 2005"







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BNP Residential Properties, Inc.
                               (Registrant)



May 11, 2005                   by:   /s/ Pamela B. Bruno
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                               Pamela B. Bruno
                               Vice President, Treasurer and
                               Chief Accounting Officer